Nationwide Life Insurance Company • Nationwide Variable Account - 8

Prospectus supplement dated July 6, 2012 to
America's Vision Annuity (NY) prospectus dated May 1, 2004
America's Vision Plus Annuity prospectus dated May 1, 2004

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your contract.  Effective November 1, 2012, the name of the investment option will be updated as indicated below:

CURRENT NAME	UPDATED NAME
Legg Mason Western Asset Variable Global High Yield Bond Portfolio: Class I	Western Asset Variable Global High Yield Bond Portfolio: Class I